Exhibit 10.6

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

        FOR AND IN CONSIDERATION OF the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable considerations paid or delivered to the undersigned, Roberts Realty Investors, Inc., a Georgia corporation (hereinafter referred to as “Guarantor”), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce WACHOVIA BANK, NATIONAL ASSOCIATION (hereinafter referred to as “Lender”), to extend credit to ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter referred to as “Borrower”), which extension of credit will be to the direct interest and advantage of Guarantor, Guarantor does hereby unconditionally guarantee to Lender and its successors, successors-in-title and assigns (a) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of that certain Promissory Note of even date herewith, made by Borrower to the order of Lender in the principal face amount of TWENTY MILLION FOUR HUNDRED ELEVEN THOUSAND FIVE HUNDRED FIFTY AND NO/100THS DOLLARS ($20,411,550.00) (hereinafter referred to as the “Note”), together with any renewals, modifications, consolidations and extensions thereof; and (b) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under the Note and any and all other documents or instruments now or hereafter evidencing, securing, guaranteeing, or otherwise relating to the indebtedness evidenced by the Note and all amendments and modifications thereto (the Note, such other documents and instruments, and all renewals, amendments, modifications, consolidations and extensions thereof are hereinafter referred to collectively as the “Loan Documents”). Guarantor does hereby agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including, without limitation, court costs and reasonable attorneys’ fees actually incurred) paid or incurred by Lender in endeavoring to collect the indebtedness evidenced by the Note and the Loan Documents, to enforce the obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty.

        Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm, trustee or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it or by such person, firm, trustee or corporation, other collateral of like kind, or of any kind; modify the terms of the Note or any of the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or any of the Loan Documents, and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor or endorser of the Note or any other Loan Document; or take or fail to take any such action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or any of the Loan Documents or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Note and the Loan Documents, or any of them, and any and all references herein to the Note or to any of the Loan Documents shall be deemed to include any such renewals, extensions, amendments, consolidations or modifications thereof.

        Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against the Borrower for reimbursement of any such payment. In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral given to secure the indebtedness evidenced by the Note and other Loan Documents. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness, and shall not take any action to obtain any of the security described in and encumbered by the Loan Documents; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

        Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness, and shall not take any action to obtain any of the security described in and encumbered by the Loan Documents; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

        Guarantor hereby waives and agrees not to assert or take advantage of (a) the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the performance of any obligation hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of

Borrower or any other person or entity; (c) any defense based on the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (e) any defense based upon failure of Lender to commence an action against Borrower; (f) any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower; (g) acceptance or notice of acceptance of this Guaranty by Lender; (h) notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed; (i) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (j) any and all other notices whatsoever to which Guarantor might otherwise be entitled; (k) any defense based on lack of due diligence by Lender in collection, protection or realization upon any collateral securing the indebtedness evidenced by the Note, or by any of the other Loan Documents, or both; and (l) any other legal or equitable defenses to which Guarantor might otherwise be entitled.

        This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against collateral, securities or liens available to Lender, its successors, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against Borrower or any other person (any right to require Lender to bring an action against Borrower under Georgia law or any other applicable law, including without limitation, as provided by Section 10-7-24 of the Official Code of Georgia Annotated, being expressly waived) nor against collateral, securities, or liens available to Lender. Guarantor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of the occurrence of a default under the Note or the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Loan Documents or any of them, or relating to the transactions contemplated by the Loan Documents, or any of them, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon acceleration of the maturity of the Note, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender, its successors, endorsees or assigns, to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the payments and performance guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Until all of the indebtedness and obligations of Borrower to Lender have been paid and performed in full, Guarantor shall have no right of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any security for the indebtedness evidenced by the Note and the Loan Documents.

        Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligations and undertakings which are the subject of this Guaranty.

        Guarantor acknowledges that the Note and the Loan Documents were negotiated, executed and delivered by Borrower in the State of Georgia, shall be executed by Lender in the State of Georgia, and shall be governed by and construed in accordance with the laws of the State of Georgia. Guarantor further acknowledges that this Guaranty was negotiated and delivered by Guarantor in the State of Georgia and shall be governed by and construed in accordance with the laws of the State of Georgia.

        The books and records of Lender showing the accounts between Lender and Borrower shall be admissible in evidence in any action or proceeding hereon as prima facie proof of the items set forth therein.

        Guarantor hereby (a) submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty, and (b) waives any and all personal rights under the law of any state to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. In the event that such litigation is commenced, Guarantor agrees that service of process may be made and personal jurisdiction obtained over Guarantor by personally serving a copy of the summons and complaint upon Guarantor whose address is as follows:

Roberts Realty Investors, Inc.
450 Northridge Parkway
Suite 302
Atlanta, Georgia 30350

        Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security and against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Georgia shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Georgia.

        Guarantor warrants and represents to Lender that all financial statements heretofore delivered by Guarantor to Lender are true, correct and complete in all respects as of the date thereof, have been prepared in accordance with generally accepted accounting practices consistently applied, and fairly represent the financial condition of Guarantor as of the respective dates thereof, and that there has been no material adverse change in the information contained in such financial statements between the date thereof and the date hereof, except as may be shown on Guarantor’s most recent financial statements.

        Until such time as all of the obligations of Borrower to Lender under the Loan Documents have been fully paid and performed, Guarantor shall deliver to Lender unaudited financial statements of Guarantor, all in reasonable detail and stating assets on a fair market value, prepared on a cash basis consistent with financial statements of Guarantor for prior years. Such financial statements shall be effective as of each January 1 and July 1 and shall be delivered to Lender within sixty (60) days after the effective date of such financial statements. Guarantor will deliver to Lender with reasonable promptness such other data relating to the financial and business condition of Guarantor as Lender may from time to time request. In addition to the periodic reports required to be delivered by Guarantor to Lender hereby, Guarantor shall promptly notify the Lender of any adverse material change in the financial condition of Guarantor which could, in any manner, affect the ability of Guarantor to perform his obligation and agreement pursuant to this Guaranty, specifying in detail the facts thereof.

        Guarantor waives, for himself and his family, any and all homestead and exemption rights which he or his family may have under or by virtue of the Constitution or the laws of the United States of America or of any State as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does transfer, convey and assign to Lender a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and do hereby direct any trustee in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby appoint Lender the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

        This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender and bearing the seal of Lender. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed.

        Any and all notices, elections or demands permitted or required to be made hereunder shall be in writing, signed by or on behalf of the party giving such notice, election or demand, and shall be delivered personally, or sent by overnight commercial courier or registered or certified United States mail, postage prepaid, return receipt requested, to the other party at the address set forth below, or to such other party and at such other address within the continental United States of America as may have theretofore been designated in writing. The date of personal delivery, or one (1) day after deposit with an overnight commercial courier, if sent by overnight commercial courier, or, if mailed, the date which is three (3) days after postmark, shall be the effective date of such notice, election or demand. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received by Lender shall constitute receipt of the notice, election or demand sent. For the purposes of this Guaranty:

The address of Lender is:

Wachovia Bank, National Association
191 Peachtree Street
Mail Code 8057
Atlanta, Georgia 30303
Attn: Mr. Benjamin A. Miller

The address of Guarantor is:

Roberts Realty Investors, Inc.
450 Northridge Parkway
Suite 302
Atlanta, Georgia 30350

With a copy to:

Holt, Ney, Zatcoff & Wasserman, LLP
100 Galleria Parkway, N.W.
Suite 600
Atlanta, Georgia 30339-5911
Attn: Sanford H. Zatcoff, Esq.

        The provisions of this Guaranty shall be binding upon Guarantor and his successors, successors-in-title, heirs, legal representatives and assigns, and shall inure to the benefit of Lender, its successors, successors-in-title, heirs, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of reorganization, merger, dissolution or liquidation of Borrower, or by reason of the death of Guarantor.

        If from any circumstances whatsoever fulfillment of any provision of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

        The Guaranty is assignable by Lender, and any assignment hereof in connection with a transfer or assignment of the Note by Lender shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to Lender.

        If any provision of this Guaranty or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, then, at the option of the Lender exercisable in its sole discretion, the remainder of this Guaranty and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

        Any time there is a provision in this Guaranty or any of the Loan Documents requiring or referring to the payment by Guarantor to Lender of reasonable attorneys’ fees, or words of like import, such words shall mean the payment by Guarantor to Lender of reasonable attorneys’ fees actually incurred, based upon attorneys’ normal hourly billing rates and the actual time expended, and not the statutory attorneys’ fees specified in O.C.G.A. § 13-1-11.

        IN WITNESS WHEREOF, the undersigned has executed this Guaranty under seal as of the 29th day of December, 2004.

“GUARANTOR”:

Signed, sealed and delivered	ROBERTS REALTY INVESTORS, INC.
in the presence of:
By:/s/ Greg M. Burnett
Name: Greg M. Burnett
/s/ Catherine S. Moore	Title: Secretary-Treasurer
Unofficial Witness
(CORPORATE SEAL)